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                                                                  EXHIBIT 24(a)

                               Power of Attorney

     Each undersigned director and/or officer of Solutia Inc. (the "Company"), a Delaware corporation, does hereby appoint Karl R. Barnickol, Karen L. Knopf and Mary B. Cody, each of them with full power to act without the others, as true and lawful attorneys-in-fact, to sign on his or her behalf (a) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (b) any Amendments to Registration Statement No. 333-46070 on Form S-3, which has previously been filed with the Commission under the Securities Act of 1933 (the "Securities Act"), covering the registration of securities of the Company; and any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689, 333-47911,
333-51081, 333-74463, 333-74465, 333-32112, and 333-39972, all on form S-8, which have previously been filed with the Commission under the Securities Act, covering the registration of securities of the Company; giving and granting unto those attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

     IN WITNESS WHEREOF, each undersigned director and/or officer has signed this Power of Attorney as of this 28th day of February, 2001.

/s/ John C. Hunter                        /s/ Michael E. Miller
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John C. Hunter III, Director,             Michael E. Miller, Vice Chairman and
Chairman of the Board, Chief              Director
Executive Officer, and President
(Principal Executive Officer)

/s/ Robert A. Clausen                     /s/ James M. Sullivan
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Robert A. Clausen, Senior Vice            James M. Sullivan, Vice
President and Chief Financial Officer     President and Controller
(Principal Financial Officer)             (Principal Accounting Officer)

/s/ Robert T. Blakely                     /s/ J. Patrick Mulcahy
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Robert T. Blakely, Director               J. Patrick Mulcahy, Director

/s/ Paul H. Hatfield                      /s/ Sally G. Narodick
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Paul H. Hatfield, Director                Sally G. Narodick, Director

/s/ Robert H. Jenkins                     /s/ William D. Ruckelshaus
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Robert H. Jenkins, Director               William D. Ruckelshaus, Director

/s/ Frank A. Metz, Jr.                    /s/ John B. Slaughter
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Frank A. Metz, Jr., Director              John B. Slaughter, Director